Offerings - Offering: 1	Apr. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 50,301,135.36
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,946.59
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of March 31, 2026 of $25.83. This amount is based upon the offer to purchase up to 1,947,392 common shares of beneficial interest, par value $0.01 per share, of Bain Capital Private Credit. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.